SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 15, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
July 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date July 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$2,547,169.70 $ 740,949.60 $149,539,988.59

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1 Monthly Statement to Certificateholders dated July 15,1998


Statement to Certificateholders (Page 1 of 2)

Distribution Date:			6/15/98 	7/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed	5.002443 	4.780320
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)			1	1
Investors Certificate Principal Distributed			12.470370 	16.433353
Principal Distribution Amount		12.470370 	16.433353
Maximum Principal Payment			34.158776 	42.186721
Alternative Principal Payment		12.470370 	16.433353
Principal Collections less Additional Balances		12.470370 	16.433353
Investor Loss Amount Distributed to Investors		0.000000 	0.000000
Accelerated Principal Distribution Amount			1.142263 	0.000000
Credit Enhancement Draw Amount				0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)17.472813 	21.213673

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	"154,020,065.63 "	"152,087,158.29 "
Ending Investor Certificate Balance		"152,087,158.29 "	"149,539,988.59 "
Beginning Invested Amount			"154,020,065.63 "	"152,087,158.29 "
Ending Invested Amount			"152,087,158.29 "	"149,539,988.59 "
Investor Certificateholder Floating Allocation Percentage
					98.4906% 	98.4717%
Pool Factor					0.9812075 	0.9647741
Liquidation Loss Amount for Liquidated Loans	0.00 	0.00
Unreimbursed Liquidation Loss Amount		0.00 	0.00

		C.	POOL INFORMATION
Beginning Pool Balance	"156,380,471.72 "	"154,447,564.38 "
Ending Pool Balance					"154,447,564.38 "	"151,900,394.68 "
Servicer Removals form the Trust (Section 2.06)		0.00 	0.00
Servicing Fee		"65,158.53 "	"64,353.15 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate					5.846250% 	5.846250%
LIBOR Rate					5.656250% 	5.656250%
Maximum Rate					7.848164% 	8.364000%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts					7 	6
Trust Balances					"103,378.32 "	"67,396.74 "
	Delinquent 60-89 days										No. of Accounts					0 	2
					Trust Balances					0.00 	"32,596.41 "
					Delinquent 90+ days											No. of Accounts					1 	0
				Trust Balances					"59,000.00 "	0.00 					Delinquent 9+ Months
								No. of Accounts					0 	0 					   Trust Balances					0 	0
				REO
No. of Accounts					0 	0
	 Trust Balances					0.00 	0.00
						Statement to Certificateholders (Page 2 of 2)
Distribution Date:				6/15/98 	7/15/98
"IN WITNESS WHEREOF, the undersigned has caused this
Certificate to be duly executed"
"this 9th day of July, 1998"
 Countrywide Home Loans Formerly Known as Countrywide Funding Corporation

			       as Servicer

       _______________________________________

	       Lupe Montero
	      Assistant Vice-President

Distribution List:											  Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
 Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
							   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: July 31, 1998